UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

Nkarta, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39370	47-4515206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 102 South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 582-4923

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKTX	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

On April 28, 2021, the Company issued a press release announcing that the U.S. Food & Drug Administration has cleared an Investigational New Drug application to study NKX019 in patients with relapsed or refractory B cell malignancies, including non-Hodgkin lymphoma, chronic lymphocytic leukemia and acute lymphoblastic leukemia. A copy of the Press Release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be, or be deemed, incorporated by reference in any filings under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 28, 2021 entitled “Nkarta Receives NKX019 IND Clearance from U.S. Food and Drug Administration for Treatment of Relapsed/Refractory B Cell Malignancies”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nkarta, Inc.

Date: April 28, 2021	By:	/s/ Nadir Mahmood
Nadir Mahmood
Chief Financial and Business Officer

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